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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Pike Holdings, Inc.



     We consent to the use of our report incorporated by reference herein.


                                           /s/ Dixon Hughes PLLC


Dixon Hughes PLLC
Greensboro, North Carolina
July 26, 2005